UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

LANDS’ END, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LANDS’ END, INC.

1 LANDS’ END LANE

DODGEVILLE, WISCONSIN 53595

D39520-P52046

Your Vote Counts!

LANDS’ END, INC.

2021 Annual Meeting

Vote by May 12, 2021

11:59 PM ET

You invested in LANDS’ END, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 13, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the voting material(s) by requesting prior to April 29, 2021. If you would like to request a copy of the voting material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote in Person at the Meeting*
Point your camera here and	May 13, 2021
vote without entering a	9:00 a.m. Central Time
control number
Lands’ End, Inc. 5 Lands’ End Lane Dodgeville, WI 53595

*

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items				Recommends

1.	Election of Directors

Nominees:

	01) Robert Galvin 02) Jerome Griffith 03) Elizabeth Leykum	04) Josephine Linden 05) John T. McClain 06) Maureen Mullen Murphy	07) Jignesh Patel 08) Jonah Staw	For

2.	Advisory vote to approve the compensation of our Named Executive Officers.			For

3.	Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2021.			For

NOTE: Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D39521-P52046